Exhibit 99.2

NOVABAY PHARMACEUTICALS, INC.

INCENTIVE STOCK OPTION AGREEMENT

This INCENTIVE STOCK OPTION AGREEMENT (this “Agreement”) is made this ____ day of _________ 20___, by and between NovaBay Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the person named below (“Optionee”). This equity award is granted under the NovaBay Pharmaceuticals, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”) and is subject to the terms of the 2017 Plan. A copy of the 2017 Plan will be furnished upon the request of Optionee. All capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings assigned to them in the 2017 Plan, unless specifically set forth herein.

1.            Grant of Option. You have been selected to receive the option (the “Option”) to purchase all or any part of an aggregate of the following shares (the “Shares”) of common stock, $0.01 par value (“Common Stock”) of the Company, as specified below:

Optionee Name:
Date of Grant:
Number of Options Granted:	[____] Shares
Exercise Price:	$[____]
Vesting Terms:	[____] years
Purchase Price:	None

The Option will be treated as an incentive stock option within the meaning of § 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The Option will terminate at the close of business ten (10) years from the date of grant; provided, however, that if Optionee owns (within the meaning of § 422 of the Code) as of the date hereof stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, the Option will terminate at the close of business five (5) years from the date hereof.

2.          Employment Condition. Except as may otherwise be provided in Sections 4 and 6 below, the Option granted hereunder is granted on the condition that Optionee remains in the employ of the Company and/or any of its Affiliates from the date of grant through (and including) the applicable vesting date(s), as set forth in Section 3 below.

3.             Vesting of Option Rights.

(a)     Except as otherwise provided in this Agreement, the Option may be exercised by Optionee in accordance with the following schedule:

Veting Date	Number of Shares with Respect to Which the Option is Exercisable	Percentage of Option Vesting

(b)      During the lifetime of Optionee, the Option shall be exercisable only by Optionee and shall not be assignable or transferable by Optionee, other than by will or the laws of descent and distribution. If any transfer, whether voluntary or involuntary, of this Option Award is made, any purported attachment, execution, garnishment, or lien issued against or placed upon this Option Award shall be void and unenforceable against the Company, Optionee’s right to this Option Award shall be immediately forfeited by Optionee to the Company, and this Agreement shall lapse.

(c)      Optionee understands that to the extent that the aggregate fair market value (determined at the time the Option was granted) of the Shares of Common Stock of the Company with respect to which all options that are incentive stock options within the meaning of § 422 of the Code are exercisable for the first time by Optionee during any calendar year exceed one hundred thousand dollars ($100,000), in accordance with § 422(d) of the Code, such options shall be treated as options that do not qualify as incentive stock options.

4.             Exercise of Option after Death or Termination of Employment. The Option shall terminate and may no longer be exercised if Optionee ceases to be employed by the Company or its Affiliates, except that:

(a)     If Optionee’s employment shall be terminated for any reason, voluntary or involuntary, other than for “Misconduct” (as defined in Section 4(e)) or Optionee’s death or Permanent Disability (as defined in the 2017 Plan and within the meaning of § 22(e)(3) of the Code), Optionee may at any time within a period of three (3) months after such employment termination exercise the Option to the extent the Option was exercisable by Optionee on the date of the termination of Optionee’s employment.

(b)     If Optionee’s employment is terminated for Misconduct, the Option shall be terminated as of the date of the act giving rise to such termination.

(c)     If Optionee dies while the Option is still exercisable according to its terms, or if employment is terminated because of Optionee’s Permanent Disability while in the employ of the Company or its Affiliates, and Optionee shall not have fully exercised the Option, such Option may be exercised, at any time within twelve (12) months after Optionee’s death or date of termination of employment for Permanent Disability, by Optionee, personal representatives or administrators or guardians of Optionee, as applicable, or by any person(s) to whom the Option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of Shares Optionee was entitled to purchase under the Option on (i) the earlier of the date of death or termination of employment, or (ii) the date of employment termination for such Permanent Disability, as applicable.

(d)     Notwithstanding the above, in no case may the Option be exercised to any extent by anyone after the termination date of the Option.

(e)     “Misconduct” means (i) the commission of any act of fraud, embezzlement or dishonesty by Optionee, (ii) any unauthorized use or disclosure by such Optionee of confidential information or trade secrets of the Company (or of any Affiliate), or (iii) any other intentional misconduct by such Optionee adversely affecting the business or affairs of the Company (or any Affiliate) in a material manner. However, if the term or concept has been defined in an employment agreement between the Company and Optionee, then Misconduct shall have the definition set forth in such employment agreement. The foregoing definition shall not in any way preclude or restrict the right of the Company (or any Affiliate) to discharge or dismiss any Optionee or other person in the employ of the Company (or any Affiliate) for any other acts or omissions but such other acts or omissions shall not be deemed, for purposes of the Agreement, to constitute grounds for termination for Misconduct.

5.             Method of Exercise of Option. Subject to the foregoing, the Option may be exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal office within the Option period. The notice shall state the number of Shares as to which the Option is being exercised and shall be accompanied by payment of the exercise price. Payment of the exercise price shall be made (i) in cash (including bank check, personal check or money order payable to the Company), (ii) with the approval of the Company (which may be given in its sole discretion), by delivering to the Company for cancellation Shares of the Company’s Common Stock already owned by Optionee having a Fair Market Value equal to the full exercise price of the Shares being acquired, (iii) with the approval of the Company (which may be given in its sole discretion) and subject to § 402 of the Sarbanes-Oxley Act of 2002, by delivering to the Company the full exercise price of the Shares being acquired in a combination of cash and Optionee’s full recourse liability promissory note with a principal amount not to exceed eighty percent (80%) of the exercise price and a term not to exceed five (5) years, which promissory note shall provide for interest on the unpaid balance thereof, which at all times is not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market rate loan pursuant to §§ 483, 1274 or 7872 of the Code or any successor provisions thereto, (iv) subject to § 402 of the Sarbanes-Oxley Act of 2002, to the extent this Option is exercised for vested Shares, through a special sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable instructions (1) to Optionee’s brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise, and (2) to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale, or (v) with the approval of the Company (which may be given in its sole discretion) and subject to § 402 of the Sarbanes-Oxley Act of 2002, by delivering to the Company a combination of any of the forms of payment described above. This Option may be exercised only with respect to full Shares and no fractional share of stock shall be issued.

6.             Change in Control.

(a)     If this Option is assumed in connection with a Change in Control (defined below) or otherwise continued in effect, then this Option shall be appropriately adjusted, immediately after such Change in Control, to apply to the number of Shares which would have been issuable to Optionee in consummation of such Change in Control had the Option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the exercise price, provided the aggregate exercise price shall remain the same. To the extent that the actual holders of the Company’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of this Option, substitute one (1) or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(b)     This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(c)     For purposes of this Agreement, “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions: (i) a merger, consolidation or other reorganization unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction; (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders.

7.             Capital Adjustments and Reorganization. Should any change be made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (a) the Shares subject to this Option and (b) the exercise price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

8.             Miscellaneous.

(a)     Entire Agreement; 2017 Plan Provisions Control. This Agreement (and any addendum or amendment hereto) and the 2017 Plan constitute the entire agreement between the parties hereto with regard to the subject matter hereof. In the event that any provision of this Agreement conflicts with or is inconsistent in any respect with the terms of the 2017 Plan, the terms of the 2017 Plan shall control. All decisions of the Committee with respect to any question or issue arising under the 2017 Plan or this Agreement shall be binding on all persons having an interest in this Option.

(b)     No Rights of Shareholders. Neither Optionee, Optionee’s legal representative nor a permissible assignee of this Option shall have any of the rights and privileges of a shareholder of the Company with respect to the Shares, unless and until such Shares have been issued in the name of Optionee, Optionee’s legal representative or permissible assignee, as applicable, without restrictions thereto. No dividend shall be paid on any Option award.

(c)     No Right to Employment. The grant of the Option shall not be construed as giving Optionee the right to be retained in the employment of the Company or any Affiliate, nor will it affect in any way the right of the Company or any Affiliate to terminate such employment at any time, with or without cause.

(d)     Governing Law. The validity, construction and effect of the 2017 Plan and the Agreement, and any rules and regulations relating to the 2017 Plan and the Agreement, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

(e)     Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any court of competent jurisdiction, the remaining provisions of this Agreement shall remain in full force and effect.

(f)     Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be addressed to Optionee at the address indicated below Optionee’s signature line at the end of this Agreement or at such other address as Optionee may designate by ten (10) days’ advance written notice to the Company. Any notice required to be given under this Agreement shall be in writing and shall be deemed to have been delivered upon receipt when delivered personally or by overnight courier, or three (3) business days after being deposited in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice, or when actually received, if sent by email or other electronic transmission device.

(g)     Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise of the Option unless such exercise and the issuance and delivery of the applicable Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, all applicable federal securities laws and the rules and regulations promulgated thereunder, blue sky or state securities laws, the requirements of any stock exchange or market upon which the Company’s shares are then listed and/or traded, and the Delaware General Corporation Law. As a condition to the exercise of the purchase price relating to the Option, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

(h)     Withholding. If Optionee shall dispose of any of the Shares of Common Stock acquired upon exercise of the Option within two (2) years from the date the Option was granted or within one (1) year after the date of exercise of the Option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction, Optionee shall promptly notify the Company of the dates of acquisition and disposition of such Shares, the number of Shares so disposed of, and the consideration, if any, received for such Shares. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to assure (i) notice to the Company of any disposition of the Shares of the Company within the time periods described above, and (ii) that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Optionee.

(i)     Consultation with Professional Tax and Investment Advisors. Optionee acknowledges that the grant, exercise and vesting with respect to this Option, and the sale or other taxable disposition of the Shares, may have tax consequences pursuant to the Code or under local, state or international tax laws. Optionee further acknowledges that Optionee is relying solely and exclusively on Optionee’s own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives). Optionee understands and agrees that any and all tax consequences resulting from the Option and its grant, exercise and vesting, and the sale or other taxable disposition of the Shares, is solely and exclusively the responsibility of Optionee without any expectation or understanding that the Company or any of its employees or representatives will pay or reimburse Optionee for such taxes or other items.

(j)     Optionee Compliance with Laws. Optionee agrees to take all steps necessary to comply with all applicable provisions of federal and state securities laws in exercising his or her rights under this Agreement.

(k)    Agreement Subject to Laws/Approvals. This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(l)     Successors. All obligations of the Company under the 2017 Plan and this Agreement with respect to the Option shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement on the date set forth in the first paragraph.

NOVABAY PHARMACEUTICALS, INC. By: Name: Title: OPTIONEE: By: Name: Address: Email:

NOVABAY PHARMACEUTICALS, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

This NON-QUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) is made this ___________ day of __________, 20___, by and between NovaBay Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the non-qualified stock option holder named below (“Optionee”). This equity award is granted under the NovaBay Pharmaceuticals, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”) and is subject to the terms of the 2017 Plan. A copy of the 2017 Plan will be furnished upon the request of Optionee. All capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings assigned to them in the 2017 Plan, unless specifically set forth herein.

1.            Grant of Option. You have been selected to receive the option (the “Option”) to purchase all or any part of an aggregate of the following shares (the “Shares”) of common stock, $0.01 par value (“Common Stock”) of the Company, as specified below.

Optionee Name:
Date of Grant:
Number of Options Granted:	[____] Shares
Exercise Price:	$[____]
Vesting Terms:	[____] years
Purchase Price:	None

The Option will not be treated as an incentive stock option within the meaning of § 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The Option will terminate at the close of business ten (10) years from the date hereof.

2.           Service Condition. Except as may otherwise be provided in Sections 4 and 6 below, the Option granted hereunder is granted on the condition that Optionee remains in the Service of the Company and/or any of its Affiliates from the date of grant through (and including) the applicable vesting date(s), as set forth in Section 3 below.

3.             Vesting of Option Rights.

(a)     Except as otherwise provided in this Agreement, the Option may be exercised by Optionee in accordance with the following schedule:

Vesting Date	Number of Shares with Respect to Which the Option is Exercisable	Percentage of Option Vesting

(b)     During the lifetime of Optionee, the Option shall be exercisable only by Optionee and shall not be assignable or transferable by Optionee, other than by will or the laws of descent and distribution. Notwithstanding the foregoing, Optionee may transfer the Option to any Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)); provided, however, that (i) Optionee may not receive any consideration for such transfer, (ii) the Family Member must agree in writing not to make any subsequent transfers of the Option other than by will or the laws of the descent and distribution, and (iii) the Company receives prior written notice of such transfer.

4.             Exercise of Option after Death or Termination of Service. The Option shall terminate and may no longer be exercised if Optionee ceases to provide Service, except that:

(a)     If Optionee’s Service shall be terminated for any reason, voluntary or involuntary, other than for “Misconduct” (as defined in Section 4(e)) or Optionee’s death or Permanent Disability, Optionee may at any time within a period of three (3) months after such termination exercise the Option to the extent the Option was exercisable by Optionee on the date of the termination of Optionee’s Service.

(b)     If Optionee’s Service is terminated for Misconduct, the Option shall be terminated as of the date of the act giving rise to such termination.

(c)     If Optionee dies while the Option is still exercisable according to its terms, or if Service is terminated because of Optionee’s Permanent Disability while in the Service of the Company or any Affiliate, and Optionee shall not have fully exercised the Option, such Option may be exercised, at any time within twelve (12) months after Optionee’s death or date of termination of Service for Permanent Disability, by Optionee, personal representatives or administrators or guardians of Optionee, as applicable, or by any person(s) to whom the Option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of Shares Optionee was entitled to purchase under the Option on (i) the earlier of the date of death or termination of Service, or (ii) the date of termination for such Permanent Disability, as applicable.

(d)     Notwithstanding the above, in no case may the Option be exercised to any extent by anyone paid after the termination date of the Option.

(e)     “Misconduct” means (i) the commission of any act of fraud, embezzlement or dishonesty by Optionee, (ii) any unauthorized use or disclosure by such Optionee of confidential information or trade secrets of the Company (or of any Affiliate), or (iii) any other intentional misconduct by Optionee adversely affecting the business or affairs of the Company (or any Affiliate) in a material manner. However, if the term or concept has been defined in an employment agreement between the Company and Optionee, then Misconduct shall have the definition set forth in such employment agreement. The foregoing definition shall not in any way preclude or restrict the right of the Company (or any Affiliate) to discharge or dismiss any Optionee or other person in the Service of the Company (or any Affiliate) for any other acts or omissions but such other acts or omissions shall not be deemed, for purposes of this Agreement, to constitute grounds for termination for Misconduct.

5.             Method of Exercise of Option. Subject to the foregoing, the Option may be exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal office within the Option period. The notice shall state the number of Shares as to which the Option is being exercised and shall be accompanied by payment of the exercise price. Payment of the exercise price shall be made (i) in cash (including bank check, personal check or money order payable to the Company), (ii) with the approval of the Company (which may be given in its sole discretion), by delivering to the Company for cancellation Shares of the Company’s Common Stock already owned by Optionee having a Fair Market Value equal to the full exercise price of the Shares being acquired, (iii) with the approval of the Company (which may be given in its sole discretion) and subject to § 402 of the Sarbanes-Oxley Act of 2002, by delivering to the Company the full exercise price of the Shares being acquired in a combination of cash and Optionee’s full recourse liability promissory note with a principal amount not to exceed eighty percent (80%) of the exercise price and a term not to exceed five (5) years, which promissory note shall provide for interest on the unpaid balance thereof, which at all times is not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market rate loan pursuant to §§ 483, 1274 or 7872 of the Code or any successor provisions thereto, (iv) subject to § 402 of the Sarbanes-Oxley Act of 2002, to the extent this Option is exercised for vested Shares, through a special sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable instructions (1) to Optionee’s brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise, and (2) to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale, or (v) with the approval of the Company (which may be given in its sole discretion) and subject to § 402 of the Sarbanes-Oxley Act of 2002, by delivering to the Company a combination of any of the forms of payment described above. This Option may be exercised only with respect to full Shares and no fractional share of stock shall be issued.

6.	Change in Control.

(a)     If this Option is assumed in connection with a Change in Control (defined below) or otherwise continued in effect, then this Option shall be appropriately adjusted, immediately after such Change in Control, to apply to the number of Shares which would have been issuable to Optionee in consummation of such Change in Control had the Option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the exercise price, provided the aggregate exercise price shall remain the same. To the extent that the actual holders of the Company’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of this Option, substitute one (1) or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(b)     This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(c)     For purposes of this Agreement, “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions: (i) a merger, consolidation or other reorganization unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction; (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders.

7.             Capital Adjustments and Reorganization. Should any change be made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (a) the Shares subject to this Option and (b) the exercise price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

8.             Miscellaneous.

(a)     Entire Agreement; 2017 Plan Provisions Control. This Agreement (and any addendum or amendment hereto) and the 2017 Plan constitute the entire agreement between the parties hereto with regard to the subject matter hereof. In the event that any provision of this Agreement conflicts with or is inconsistent in any respect with the terms of the 2017 Plan, the terms of the 2017 Plan shall control. All decisions of the Committee with respect to any question or issue arising under the 2017 Plan or this Agreement shall be binding on all persons having an interest in this Option.

(b)     No Rights of Shareholders. Neither Optionee, Optionee’s legal representative nor a permissible assignee of this Option shall have any of the rights and privileges of a shareholder of the Company with respect to the Shares, unless and until such Shares have been issued in the name of Optionee, Optionee’s legal representative or permissible assignee, as applicable, without restrictions thereto. No dividend shall be paid on any Option award.

(c)     No Right to Service. The grant of the Option shall not be construed as giving Optionee the right to be retained in the Service of the Company or an Affiliate as giving Optionee the right to continue in the Service of the Company or an Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such Service at any time, with or without cause.

(d)     Governing Law. The validity, construction and effect of the 2017 Plan and this Agreement, and any rules and regulations relating to the 2017 Plan and this Agreement, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

(e)     Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any court of competent jurisdiction, the remaining provisions of this Agreement shall remain in full force and effect.

(f)     Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be addressed to Optionee at the address indicated below Optionee’s signature line at the end of this Agreement or at such other address as Optionee may designate by ten (10) days’ advance written notice to the Company. Any notice required to be given under this Agreement shall be in writing and shall be deemed to have been delivered upon receipt when delivered personally or by overnight courier, or three (3) business days after being deposited in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice, or when actually received, if sent by email or other electronic transmission device.

(g)     Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise of the Option unless such exercise and the issuance and delivery of the applicable Shares pursuant thereto shall comply with all federal securities laws and the rules and regulations promulgated thereunder, blue sky laws or state securities laws, the requirements of any stock exchange or market upon which the Company’s shares are then listed and/or traded, and the Delaware General Corporation Law. As a condition to the exercise of the purchase price relating to the Option, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

(h)     Withholding. In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the Option and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Optionee.

(i)     Consultation with Professional Tax and Investment Advisors. Optionee acknowledges that the grant, exercise and vesting with respect to this Option, and the sale or other taxable disposition of the Shares, may have tax consequences pursuant to the Code or under local, state or international tax laws. Optionee further acknowledges that Optionee is relying solely and exclusively on Optionee’s own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives). Optionee understands and agrees that any and all tax consequences resulting from the Option and its grant, exercise and vesting, and the sale or other taxable disposition of the Shares, is solely and exclusively the responsibility of Optionee without any expectation or understanding that the Company or any of its employees or representatives will pay or reimburse Optionee for such taxes or other items.

(j)      Optionee Compliance with Laws. Optionee agrees to take all steps necessary to comply with all applicable provisions of federal and state securities laws in exercising his or her rights under this Agreement.

(k)     Agreement Subject to Laws/Approvals. This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(l)     Successors. All obligations of the Company under the 2017 Plan and this Agreement with respect to the Restricted Stock shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement on the date set forth in the first paragraph.

NOVABAY PHARMACEUTICALS, INC. By: Name: Title: OPTIONEE: By: Name: Address: Email:

NOVABAY PHARMACEUTICALS, INC.

RESTRICTED STOCK AWARD AGREEMENT

This RESTRICTED STOCK AWARD AGREEMENT (this “Agreement”) is made this _______ day of ____________ 20___, by and between NovaBay Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the participant named below (“Participant”). This equity award is granted under the NovaBay Pharmaceuticals, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”) and is subject to the terms of the 2017 Plan. A copy of the 2017 Plan will be furnished upon the request of Participant. This Agreement represents the Company’s unfunded and unsecured promise to issue common stock of the Company, $0.01 par value (“Common Stock”), at a future date, subject to the terms of this Agreement and the 2017 Plan. All capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings assigned to them in the 2017 Plan, unless specifically set forth herein.

1.            Award. You have been selected to receive, subject to the terms and conditions of this Agreement and the 2017 Plan, a grant of Common Stock (the “Award”) as set forth below, to which the restrictions referred to in Section 5 attach (the “Restricted Stock”).

Participant Name:
Date of Grant:
Number of Shares of Restricted Stock Granted:	[____] (the “Shares”)
Vesting Terms:	[____] years
Purchase Price:	None

This Restricted Stock Award represents the right to receive the Shares only when, and with respect to the number of Shares to which, the Restricted Stock Award has vested (the “Vested Shares”). With respect to the Shares of Restricted Stock, Participant shall be entitled at all times on and after the date of issuance of the Vested Shares to exercise the rights of a shareholder of Common Stock of the Company, including the right to vote the Shares and the right to receive dividends, if any, declared on the Shares.

2.           Service with the Company. Except as may otherwise be provided in Sections 4 and 7 below, the Shares granted hereunder are granted on the condition that Participant remains in the Service of the Company and/or any of its Affiliates from the date of grant through (and including) the applicable vesting date(s), as set forth in Section 3 below.

3.             Vesting Conditions. Except as otherwise provided in this Agreement, the Shares shall vest in accordance with the following schedule:

Vesting Date	Percentage of Restricted Stock Vesting	Number of Shares of Restricted Stock Vesting

4.         Termination; Forfeiture; Early Vesting. If Participant ceases to provide Service prior to vesting of the Shares pursuant to Sections 3 or 4 hereof, all of Participant’s rights to all of the unvested Shares shall terminate and be immediately and irrevocably forfeited. If, however, Participant ceases to provide Service by reason of death or Permanent Disability prior to the vesting of Shares under Sections 3 or 4 hereof, the next vesting date for the Restricted Stock Award, as set out in Section 3 above, shall accelerate by twelve (12) months as of such date of termination. Upon forfeiture, Participant will no longer have any rights relating to the unvested Shares, including the right to vote the Shares and the right to receive dividends, if any, declared on the Shares.

5.            Restrictions on Transfer of Restricted Stock Award. During the lifetime of Participant, this Restricted Stock Award cannot be sold, assigned, transferred, gifted, pledged, hypothecated or in any manner encumbered or disposed of at any time prior to delivery of the Vested Shares pursuant to Sections 3 or 4 hereof, other than by will or the laws of descent and distribution. If any transfer, whether voluntary or involuntary, of this Restricted Stock Award is made, any purported attachment, execution, garnishment, or lien issued against or placed upon this Restricted Stock Award shall be void and unenforceable against the Company, Participant’s right to this Restricted Stock Award shall be immediately forfeited by Participant to the Company, and this Agreement shall lapse.

6.           Beneficiary Designation. Participant may, from time to time, name any beneficiary or beneficiaries to whom any Vested Shares under this Agreement are to be issued in case of Participant’s death before Participant receives any or all of such Vested Shares. Each such designation shall revoke all prior designations by Participant, shall be in a form prescribed by the Company, and will be effective only when filed by Participant in writing with the Company during Participant’s lifetime. In the absence of any such designation, Vested Shares remaining at Participant’s death shall be issued to Participant’s estate.

7.             Change in Control.

(a)      If this Agreement is assumed or otherwise continued in effect in connection with a Change in Control (defined below), then this Restricted Stock Award shall be appropriately adjusted, upon such Change in Control, to apply to the number of Shares which would have been issuable to Participant in consummation of such Change in Control had the Shares under the Restricted Stock Award been vested immediately prior to such Change in Control. To the extent that the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation (or its parent) may, in connection with the assumption of this Restricted Stock Award, substitute one (1) or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(b)      This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(c)      For purposes of this Agreement, “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions: (i) a merger, consolidation or other reorganization unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction; (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders.

8.             Capital Adjustments and Reorganization. Should any change be made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to the Shares subject to this Restricted Stock Award in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

9.             Miscellaneous.

(a)      Issuance of Shares. The Company shall cause the Shares to be issued in the name of Participant, either by book-entry registration or issuance of a Common Stock certificate or certificates evidencing the Shares, which certificate or certificates shall be held by the Secretary of the Company or the stock transfer agent or brokerage service selected by the Secretary of the Company to provide such services for the 2017 Plan. The Shares shall be restricted from transfer and shall be subject to an appropriate stop-transfer order. If any certificate is used, the certificate shall bear an appropriate legend referring to the restrictions applicable to the Shares. Participant hereby agrees to the retention by the Company of the Shares and, if a stock certificate is used, agrees to execute and deliver to the Company a blank stock power with respect to the Shares as a condition to the receipt of this award of Shares. After any Shares vest pursuant to Sections 3 or 4 hereof, and following payment of the applicable withholding taxes pursuant to Section 9(b) of this Agreement, the Company shall promptly cause to be issued a certificate or certificates, registered in the name of Participant or in the name of Participant’s legal representatives, beneficiaries or heirs, as the case may be, evidencing such vested whole Shares (less any shares withheld to pay withholding taxes) and shall cause such certificate or certificates to be delivered to Participant or Participant’s legal representatives, beneficiaries or heirs, as the case may be, free of the legend or the stop-transfer order referenced above. No fractional share of Common Stock shall be issued.

(b)      Income Tax Matters.

(i)      In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of Participant, are withheld or collected from Participant.

(ii)      In accordance with the terms of the 2017 Plan, and such rules as may be adopted by the Committee under the 2017 Plan, Participant may elect to satisfy Participant’s federal and state income tax withholding obligations arising from the receipt of, or the lapse of restrictions relating to, the Shares, by (i) delivering cash (including bank check, personal check or money order payable to the Company), (ii) having the Company withhold a portion of the Shares otherwise to be delivered having a Fair Market Value equal to the amount of such taxes, or (iii) delivering to the Company shares of Common Stock already owned by Participant having a Fair Market Value equal to the amount of such taxes. The Company will not deliver any fractional Shares but will pay, in lieu thereof, the Fair Market Value of such fractional Shares. Participant’s election must be made on or before the date that the amount of tax to be withheld is determined.

(c)     Entire Agreement; 2017 Plan Provisions Control. This Agreement (and any addendum or amendment hereto) and the 2017 Plan constitute the entire agreement between the parties hereto with regard to the subject matter hereof. In the event that any provision of this Agreement conflicts with or is inconsistent in any respect with the terms of the 2017 Plan, the terms of the 2017 Plan shall control. All decisions of the Committee with respect to any question or issue arising under the 2017 Plan or this Agreement shall be binding on all persons having an interest in the Shares.

(d)     2017 Plan Termination, Amendment or Modification. The Committee may terminate, amend, or modify the 2017 Plan; provided, however, that no such termination, amendment, or modification of the 2017 Plan may in any material way adversely impair Participant’s rights under this Agreement, without the written consent of Participant.

(e)     No Right to Service. The issuance of the Shares shall not be construed as giving Participant the right to be retained in the Service of the Company or any Affiliate, nor will it affect in any way the right of the Company or any Affiliate to terminate Participant’s Service at any time, with or without cause.

(f)     Governing Law. The validity, construction and effect of the 2017 Plan and this Agreement, and any rules and regulations relating to the 2017 Plan and this Agreement, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

(g)      Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any court of competent jurisdiction, the remaining provisions of this Agreement shall remain in full force and effect.

(h)     Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be addressed to Participant at the address indicated below Participant’s signature line at the end of this Agreement or at such other address as Participant may designate by ten (10) days’ advance written notice to the Company. Any notice required to be given under this Agreement shall be in writing and shall be deemed to have been delivered upon receipt when delivered personally or by overnight courier, or three (3) business days after being deposited in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice, or when actually received, if sent by email or other electronic transmission device.

(i)      Conditions Precedent to Issuance of Vested Shares. Vested Shares shall not be issued pursuant to this Restricted Stock Award unless such issuance and delivery of the Vested Shares pursuant hereto complies with all relevant provisions of law, including, without limitation, all applicable federal securities laws and the rules and regulations promulgated thereunder, blue sky or state securities laws, the requirements of any stock exchange or market upon which the Company’s shares are then listed and/or traded, and the Delaware General Corporation Law. As a condition to the issuance of the Vested Shares, the Company may require that Participant receiving such Vested Shares represent and warrant that the Vested Shares are being acquired only for investment and without any present intention to sell or distribute such Vested Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

(j)      Consultation with Professional Tax and Investment Advisors. Participant acknowledges that the grant and vesting with respect to this Restricted Stock Award, and the sale or other taxable disposition of the Vested Shares, may have tax consequences pursuant to the Internal Revenue Code of 1986, as amended, or under local, state or international tax laws. Participant further acknowledges that Participant is relying solely and exclusively on Participant’s own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives). Participant understands and agrees that any and all tax consequences resulting from the grant and vesting of the Shares, and the sale or other taxable disposition of the Vested Shares, is solely and exclusively the responsibility of Participant without any expectation or understanding that the Company or any of its employees or representatives will pay or reimburse Participant for such taxes or other items.

(k)     Participant Compliance with Laws. Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities laws in exercising his or her rights under this Agreement.

(l)     Agreement Subject to Laws/Approvals. This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(m)    Successors. All obligations of the Company under the 2017 Plan and this Agreement with respect to the Restricted Stock shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and Participant have executed this Agreement on the date set forth in the first paragraph.

NOVABAY PHARMACEUTICALS, INC. By: Name: Title: PARTICIPANT: By: Name: Address: Email:

NOVABAY PHARMACEUTICALS, INC.

RESTRICTED STOCK UNIT AWARD AGREEMENT

This RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated as of ______________, 20___ (the “Effective Date”), is between NovaBay Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the participant named below (“Participant”). This equity award is granted under the NovaBay Pharmaceuticals, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”) and is subject to the terms of the 2017 Plan. A copy of the 2017 Plan will be furnished upon the request of Participant. This Agreement represents the Company’s unfunded and unsecured promise to issue common stock of the Company, $0.01 par value (“Common Stock”), at a future date, subject to the terms of this Agreement and the 2017 Plan. All capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings assigned to them in the 2017 Plan, unless specifically set forth herein.

1.             Award. You have been selected to receive, subject to the terms and conditions of this Agreement and the 2017 Plan, a grant of restricted stock units (the “RSU Award”) as specified below:

Participant Name:
Date of Grant:
Number of Restricted Stock Units Granted:	[____] the (“Shares”)
Vesting Terms:	[____] years
Purchase Price:	None

This RSU Award represents the right to receive the Shares only when, and with respect to the number of Shares to which, the RSU Award has vested (the “Vested Shares”).

2.             Service with the Company. Except as may otherwise be provided in Sections 4 and 7 below, the RSUs granted hereunder are granted on the condition that Participant remains in the Service of the Company and/or any of its Affiliates from the date of grant through (and including) the applicable vesting date(s), as set forth in Section 3 below.

3.             Vesting. Subject to the terms and conditions of this Agreement and the 2017 Plan, the RSU Award shall vest and be converted into an equivalent number of Shares that will be distributed to Participant as follows:

Vesting Date	Percentage of RSUs Vesting	Cumulative Percentage of RSUs Vesting

4.             Termination; Forfeiture; Early Vesting.

(a)     Except as provided in subsection (b) below, Participant’s rights under this Agreement with respect to the RSU Award shall terminate at the earlier of (i) the time such RSU Award is converted into Vested Shares or (ii) the termination of Participant’s Service. Upon termination of this Agreement in accordance with clause (ii) above, Participant’s rights to all of the Shares subject to the RSU Award not vested on the date that Participant ceases to provide Services to the Company or any Affiliate shall be immediately and irrevocably forfeited and Participant will retain no rights with respect to the forfeited Shares.

(b)     Notwithstanding the provisions of clause (ii) of Section 4(a) above, in the event of termination of Participant’s Service as a result of Participant’s death or Permanent Disability while in the Service of the Company or any Affiliate, the next vesting date for the RSU Award, as set out in Section 3 above, shall accelerate by twelve (12) months as of such date of termination. Participant’s rights in any unvested shares subject to this RSU Award shall terminate at the time Participant ceases to provide Service.

5.           Restrictions on Transfer of RSU Award. During the lifetime of Participant, this RSU Award cannot be sold, assigned, transferred, gifted, pledged, hypothecated or in any manner encumbered or disposed of at any time prior to delivery of the Vested Shares, other than by will or the laws of descent and distribution. If any transfer, whether voluntary or involuntary, of this RSU Award is made, any purported attachment, execution, garnishment, or lien issued against or placed upon this RSU Award shall be void and unenforceable against the Company, Participant’s right to this RSU Award shall be immediately forfeited by Participant to the Company, and this Agreement shall lapse.

6.           Beneficiary Designation. Participant may, from time to time, name any beneficiary or beneficiaries to whom any benefit under this Agreement is to be paid in case of Participant’s death before Participant receives any or all of such benefit. Each such designation shall revoke all prior designations by Participant, shall be in a form prescribed by the Company, and will be effective only when filed by Participant in writing with the Company during Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at Participant’s death shall be paid to Participant’s estate.

7.             Change in Control.

(a)     If this RSU Award is assumed or otherwise continued in effect in connection with a Change in Control (defined below), then this RSU Award shall be appropriately adjusted, upon such Change in Control, to apply to the number of Shares which would have been issuable to Participant in consummation of such Change in Control had this RSU Award been vested immediately prior to such Change in Control. To the extent that the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation (or its parent) may, in connection with the assumption of this RSU Award, substitute one (1) or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(b)     This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(c)     For purposes of this Agreement, “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions: (i) a merger, consolidation or other reorganization unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction; (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders.

8.             Capital Adjustments and Reorganization. Should any change be made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to the Shares subject to this RSU Award in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

9.             Conversion of RSU Award to Shares; Responsibility for Taxes.

(a)     Provided Participant has satisfied the requirements of Section 9(b) below, after the vesting of the RSU Award with respect to Vested Shares, the Vested Shares will be distributed to Participant or, in the event of Participant’s death, to Participant’s legal representative or beneficiary(ies), within two and one-half (2½) months following the date of vesting of the RSU Award. The distribution to Participant, or in the case of Participant’s death, to Participant’s legal representative or beneficiary(ies), of Vested Shares shall be evidenced by a Common Stock certificate, appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company, or other appropriate means as determined by the Company. No fractional share of Common Stock shall be issued.

(b)       (i)      In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of Participant, are withheld or collected from Participant.

(ii)      In accordance with the terms of the 2017 Plan, and such rules as may be adopted by the Committee under the 2017 Plan, Participant may elect to satisfy Participant’s federal and state income tax withholding obligations arising from the receipt of, or the lapse of restrictions relating to, the Shares, by (i) delivering cash (including bank check, personal check or money order payable to the Company), (ii) having the Company withhold a portion of the Shares otherwise to be delivered having a Fair Market Value equal to the amount of such taxes, or (iii) delivering to the Company shares of Common Stock already owned by Participant having a Fair Market Value equal to the amount of such taxes. The Company will not deliver any fractional Shares but will pay, in lieu thereof, the Fair Market Value of such fractional Shares. Participant’s election must be made on or before the date that the amount of tax to be withheld is determined.

10.           Miscellaneous.

(a)     Entire Agreement; 2017 Plan Provisions Control. This Agreement (and any addendum or amendment hereto) and the 2017 Plan constitute the entire agreement between the parties hereto with regard to the subject matter hereof. In the event that any provision of this Agreement conflicts with or is inconsistent in any respect with the terms of the 2017 Plan, the terms of the 2017 Plan shall control. All decisions of the Committee with respect to any question or issue arising under the 2017 Plan or this Agreement shall be binding on all persons having an interest in this RSU Award.

(b)     2017 Plan Termination, Amendment or Modification. The Committee may terminate, amend, or modify the 2017 Plan; provided, however, that no such termination, amendment, or modification of the 2017 Plan may in any material way adversely impair Participant’s rights under this Agreement, without the written consent of Participant.

(c)     No Rights of Shareholders. Until such time as the RSU Award is paid out in Shares, and until receipt by Participant, Participant’s legal representative or Participant’s beneficiary, of the Vested Shares as provided in this Agreement, neither Participant, Participant’s legal representative, nor Participant’s beneficiary of the RSU Award, shall have voting or other rights with respect to the Shares. No dividend shall be paid on any RSU Award.

(d)     No Right to Service. The grant of this RSU Award shall not be construed as giving Participant the right to be retained in the Service of the Company or an Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such Service at any time, with or without cause.

(e)     Governing Law. The validity, construction and effect of the 2017 Plan and this Agreement, and any rules and regulations relating to the 2017 Plan and this Agreement, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

(f)     Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any court of competent jurisdiction, the remaining provisions of this Agreement shall not be affected by such holding, and the remainder of this Agreement shall remain in full force and effect.

(g)     Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be addressed to Participant at the address indicated below Participant’s signature line at the end of this Agreement or at such other address as Participant may designate by ten (10) days’ advance written notice to the Company. Any notice required to be given under this Agreement shall be in writing and shall be deemed to have been delivered upon receipt when delivered personally or by overnight courier, or three (3) business days after being deposited in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice, or when actually received, if sent by email or other electronic transmission device.

(h)     Conditions Precedent to Issuance of Vested Shares. Vested Shares shall not be issued pursuant to the RSU Award unless such issuance and delivery of the applicable Vested Shares pursuant hereto complies with all relevant provisions of law, including, without limitation, applicable federal securities laws and the rules and regulations promulgated thereunder, blue sky or state securities laws, the requirements of any stock exchange or market upon which the Company’s shares are then listed and/or traded, and the Delaware General Corporation Law. As a condition to the issuance of the Vested Shares, the Company may require that Participant receiving such Vested Shares represent and warrant that the Vested Shares are being acquired only for investment and without any present intention to sell or distribute such Vested Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

(i)     Consultation with Professional Tax and Investment Advisors. Participant acknowledges that the grant and vesting with respect to this RSU Award, and the sale or other taxable disposition of the Vested Shares, may have tax consequences pursuant to the Internal Revenue Code of 1986, as amended, or under local, state or international tax laws. Participant further acknowledges that Participant is relying solely and exclusively on Participant’s own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives). Participant understands and agrees that any and all tax consequences resulting from the RSU Award and its grant and vesting, and the sale or other taxable disposition of the Vested Shares, is solely and exclusively the responsibility of Participant without any expectation or understanding that the Company or any of its employees or representatives will pay or reimburse Participant for such taxes or other items.

(j)     Participant Compliance with Laws. Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities laws in exercising his or her rights under this Agreement.

(k)     Agreement Subject to Laws/Approvals. This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(l)     Successors. All obligations of the Company under the 2017 Plan and this Agreement, with respect to the RSUs, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and Participant have executed this Agreement on the date set forth in the first paragraph.

NOVABAY PHARMACEUTICALS, INC. By: Name: Title: PARTICIPANT: By: Name: Address: Email:

NOVABAY PHARMACEUTICALS, INC.

STOCK APPRECIATION RIGHTS AGREEMENT

(STOCK SETTLED)

This STOCK APPRECIATION RIGHTS AGREEMENT (this “Agreement”), dated as of _________________, 20___ (the “Effective Date”), is between NovaBay Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the participant named below (“Participant”). This Agreement is granted under the NovaBay Pharmaceuticals, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”) and is subject to the terms of the 2017 Plan. A copy of the 2017 Plan will be furnished upon the request of Participant. This Agreement represents the Company’s unfunded and unsecured promise to issue common stock of the Company, $0.01 par value (“Common Stock”) at a future date based on appreciation in the market value of such Shares from the date of this Agreement (the “SAR”), subject to the terms of this Agreement and the 2017 Plan. All capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings assigned to them in the 2017 Plan, unless specifically set forth herein.

1.             Award. You have been selected to receive, subject to the terms and conditions of this Agreement and the 2017 Plan, a grant of stock appreciation rights (the “SAR Award”) as specified below:

Participant Name:
Date of Grant:
Initial Value (“Grant Price”):	$[____] per share
Number of Shares:	[____] (the “Shares”)
Vesting Terms:	[____] years
Purchase Price:	None

This SAR Award represents the right to receive the Shares only when, and with respect to the number of Shares to which, the SAR Award has vested (the “Vested Shares”). This SAR Award terminates at the close of business ten (10) years from the Effective Date.

2.            Service with the Company. Except as may otherwise be provided in Sections 4 and 8 below, the SAR Award granted hereunder is granted on the condition that Participant remains in the Service of the Company and/or any of its Affiliates from the date of grant through (and including) the applicable vesting date(s), as set forth in Section 3 below.

3.             Vesting. Subject to the terms and conditions of this Agreement and the 2017 Plan, the SAR Award shall vest and may be exercised by Participant with respect to the number of Vested Shares set forth in the following schedule:

Vesting Date	Percentage of Shares with Respect to Which the SAR Is Exercisable

4.             Exercise of SAR after Death or Termination of Service. The SAR shall terminate and may no longer be exercised if Participant ceases to provide Service, except that:

(a)     If Participant’s Service shall be terminated for any reason, voluntary or involuntary, other than for “Misconduct” (as defined in Section 4(e)) or Participant’s death or Permanent Disability, Participant may at any time within a period of three (3) months after such termination exercise the SAR to the extent the SAR was exercisable by Participant on the date of the termination of Participant’s Service.

(b)      If Participant’s Service is terminated for Misconduct, the SAR shall be terminated as of the date of the act giving rise to such termination.

(c)      If Participant shall die while the SAR is still exercisable according to its terms, or if Service is terminated because of Participant’s Permanent Disability while in the Service of the Company and Participant shall not have fully exercised the SAR, such SAR may be exercised at any time within twelve (12) months after Participant’s death or date of termination of Service for such Permanent Disability by Participant, personal representatives, administrators or guardians of Participant, as applicable, or by any person or persons to whom the SAR is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of Vested Shares Participant was entitled to purchase under the SAR on (i) the earlier of the date of death or termination of Service, or (ii) the date of termination for such Permanent Disability, as applicable.

(d)      Notwithstanding the above, in no case may the SAR be exercised to any extent by anyone after the termination date of the SAR.

(e)      “Misconduct” means (i) the commission of any act of fraud, embezzlement or dishonesty by Participant, (ii) any unauthorized use or disclosure by such Participant of confidential information or trade secrets of the Company (or of any Affiliate), or (iii) any other intentional misconduct by such Participant adversely affecting the business or affairs of the Company (or any Affiliate) in a material manner. However, if the term or concept has been defined in an employment agreement between the Company and Participant, then Misconduct shall have the definition set forth in such employment agreement. The foregoing definition shall not in any way preclude or restrict the right of the Company (or any Affiliate) to discharge or dismiss any Participant or other person in the Service of the Company (or any Affiliate) for any other acts or omissions but such other acts or omissions shall not be deemed, for purposes of this Agreement, to constitute grounds for termination for Misconduct.

5.             Method of Exercise of SAR.

(a)     SARs may be exercised with respect to Vested Shares by delivery to the Company of a written notice which shall state that Participant elects to exercise the SAR as to the number of Vested Shares specified in the notice as of the date specified in the notice.

(b)     Upon exercise of the SAR, Participant shall be entitled to receive a number of Shares (“Issued Shares”) for each Vested Share with respect to which the SAR is exercised that is equal to (i) the excess of the Fair Market Value of one (1) Share on the date of exercise, over the Grant Price, divided by (ii) the Fair Market Value of one (1) Share on the date of exercise. The distribution to Participant, or in the case of Participant’s death, to Participant’s legal representative, of Issued Shares shall be evidenced by a stock certificate, appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company, or other appropriate means as determined by the Company. This SAR may be exercised only with respect to full shares and no fractional share of Common Stock shall be issued.

6.           Restrictions on Transfer of SAR. During the lifetime of Participant, the SAR shall be exercisable only by Participant and shall not be sold, assigned, transferred, gifted, pledged, hypothecated, or in any manner encumbered or disposed of at any time prior to delivery of the Issued Shares in accordance with Section 5, other than by will or the laws of descent and distribution. If any transfer, whether voluntary or involuntary, of this SAR Award is made, any purported attachment, execution, garnishment, or lien issued against or placed upon this SAR Award shall be void and unenforceable against the Company, Participant’s right to this SAR Award shall be immediately forfeited by Participant to the Company, and this Agreement shall lapse.

7.           Beneficiary Designation. Participant may, from time to time, name any beneficiary or beneficiaries to whom any SAR under this Agreement is exercisable in case of Participant’s death. Each such designation shall revoke all prior designations by Participant, shall be in a form prescribed by the Company, and will be effective only when filed by Participant in writing with the Company during Participant’s lifetime. In the absence of any such designation, SARs exercisable at Participant’s death shall exercisable by Participant’s estate.

8.             Change in Control.

(a)     If this SAR is assumed or otherwise continued in effect in connection with a Change in Control (defined below), then this SAR Award shall be appropriately adjusted, upon such Change in Control, to apply to the number of Shares which would have been issuable to Participant in consummation of such Change in Control had this SAR Award been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Grant Price, provided the aggregate Grant Price shall remain the same. To the extent that the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation (or its parent) may, in connection with the assumption of this SAR, substitute one (1) or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(b)     This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(c)     For purposes of this Agreement, “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions: (i) a merger, consolidation or other reorganization unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction; (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders.

9.            Capital Adjustments and Reorganization. Should any change be made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (a) the Shares subject to this SAR and (b) the Grant Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

10.           Miscellaneous.

(a)    Entire Agreement; 2017 Plan Provisions Control. This Agreement (and any addendum or amendment hereto) and the 2017 Plan constitute the entire agreement between the parties hereto with regard to the subject matter hereof. In the event that any provision of this Agreement conflicts with or is inconsistent in any respect with the terms of the 2017 Plan, the terms of the 2017 Plan shall control. All decisions of the Committee with respect to any question or issue arising under the 2017 Plan or this Agreement shall be binding on all persons having an interest in this SAR.

(b)     2017 Plan Termination, Amendment or Modification. The Committee may terminate, amend, or modify the 2017 Plan; provided, however, that no such termination, amendment, or modification of the 2017 Plan may in any material way adversely impair Participant’s rights under this Agreement, without the written consent of Participant.

(c)    No Rights of Shareholders. Prior to the exercise of the SAR and prior to receipt by Participant, Participant’s legal representative, or a permissible assignee, of Issued Shares as provided in this Agreement, neither Participant, Participant’s legal representative nor a permissible assignee shall be or have any of the rights and privileges of a shareholder of the Company with respect to this Agreement or the Shares subject to the SAR Award referenced in this Agreement. No dividend shall be paid on any SAR Award.

(d)    No Right to Service. The grant of the SAR Award shall not be construed as giving Participant the right to be retained in the Service of the Company or any Affiliate, nor will it affect in any way the right of the Company or any Affiliate to terminate such Service at any time, with or without cause.

(e)    Governing Law. The validity, construction and effect of the 2017 Plan and this Agreement, and any rules and regulations relating to the 2017 Plan and this Agreement, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

(f)     Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any court of competent jurisdiction, the remaining provisions of this Agreement shall remain in full force and effect.

(g)     Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be addressed to Participant at the address indicated below Participant’s signature line at the end of this Agreement or at such other address as Participant may designate by ten (10) days’ advance written notice to the Company. Any notice required to be given under this Agreement shall be in writing and deemed to have been delivered upon receipt when delivered personally or by overnight courier, or three (3) business days after being deposited in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice, or when actually received, if sent by email or other electronic transmission device.

(h)     Conditions Precedent to Issuance of Issued Shares. Issued Shares shall not be issued pursuant to the exercise of the SAR unless such exercise and the issuance and delivery of the applicable Issued Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the federal securities laws and the rules and regulations promulgated thereunder, blue sky or state securities laws, the requirements of any stock exchange or market upon which the Company’s shares are then listed and/or traded, and the Delaware General Corporation Law. As a condition to the exercise of the purchase price relating to the SAR, the Company may require that Participant exercising or paying the purchase price represent and warrant that the Issued Shares are being purchased only for investment and without any present intention to sell or distribute such Issued Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

(i)     Income Tax Matters.

(i)      In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of Participant, are withheld or collected from Participant.

(ii)      In accordance with the terms of the 2017 Plan, and such rules as may be adopted by the Committee under the 2017 Plan, Participant may elect to satisfy Participant’s federal and state income tax withholding obligations arising from the receipt of, or the lapse of restrictions relating to, the Shares, by (i) delivering cash (including bank check, personal check or money order payable to the Company), (ii) having the Company withhold a portion of the Shares otherwise to be delivered having a Fair Market Value equal to the amount of such taxes, or (iii) delivering to the Company shares of Common Stock already owned by Participant having a Fair Market Value equal to the amount of such taxes. The Company will not deliver any fractional Shares but will pay, in lieu thereof, the Fair Market Value of such fractional Shares. Participant’s election must be made on or before the date that the amount of tax to be withheld is determined.

(j)     Consultation with Professional Tax and Investment Advisors. Participant acknowledges that the grant, exercise and vesting with respect to this SAR, and the sale or other taxable disposition of the Issued Shares, may have tax consequences pursuant to the Internal Revenue Code of 1986, as amended, or under local, state or international tax laws. Participant further acknowledges that Participant is relying solely and exclusively on Participant’s own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives). Participant understands and agrees that any and all tax consequences resulting from the SAR and its grant, exercise and vesting, and the sale or other taxable disposition of the Issued Shares, is solely and exclusively the responsibility of Participant without any expectation or understanding that the Company or any of its employees or representatives will pay or reimburse Participant for such taxes or other items.

(k)     Participant Compliance with Laws. Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities laws in exercising his or her rights under this Agreement.

(l)     Agreement Subject to Laws/Approvals. This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(m)     Successors. All obligations of the Company under the 2017 Plan and this Agreement, with respect to the SAR, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and Participant have executed this Agreement on the date set forth in the first paragraph.

NOVABAY PHARMACEUTICALS, INC. By: Name: Title: PARTICIPANT: By: Name: Address: Email: